Exhibit 4.01

SUPPLEMENTAL INDENTURE NO. 19

FROM

XCEL ENERGY INC.

(a Minnesota corporation)

TO

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as successor to

COMPUTERSHARE TRUST COMPANY, N.A.,

Trustee

DATED AS OF

MARCH 21, 2025

SUPPLEMENTAL TO INDENTURE

DATED AS OF DECEMBER 1, 2000

- i -

- ii -

SUPPLEMENTAL INDENTURE No. 19, made as of the 21st day of March, 2025, by and between XCEL ENERGY INC., a corporation duly organized and existing under the laws of the State of Minnesota (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor to COMPUTERSHARE TRUST COMPANY, N.A., a national banking association organized and existing under the laws of the United States, as trustee (the “Trustee”):

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered its Indenture (hereinafter referred to as the “Indenture”), made as of December 1, 2000; and

WHEREAS, Section 2.5 of the Indenture provides that Securities shall be issued in series and that a Company Order shall specify the terms of each series; and

WHEREAS, the Company has this day delivered a Company Order setting forth the terms of two series of Securities designated “4.75% Senior Notes, Series due March 21, 2028” and “5.60% Senior Notes, Series due April 15 2035” (hereinafter referred to as the “Notes due 2028” and “Notes due 2035,” respectively, and collectively, as the “Notes”); and

WHEREAS, Section 12.1 of the Indenture provides that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of establishing the form of Securities or establishing or reflecting any terms of any Security and adding to the covenants of the Company; and

WHEREAS, on January 3, 2024, (i) pursuant to Section 8.10(c) of the Indenture, the Company removed Computershare Trust Company, N.A. as trustee under the Indenture, effective January 16, 2024, and (ii) pursuant to Section 8.11 of the Indenture, the Company appointed U.S. Bank Trust Company, National Association as trustee under the Indenture to succeed to all the rights, title, interests, powers, duties, and obligations of Computershare Trust Company, N.A. under the Indenture, with like effect as if originally named as trustee in the Indenture, and U.S. Bank Trust Company, National Association accepted such appointment, each effective January 16, 2024; and

WHEREAS, the execution and delivery of this Supplemental Indenture No. 19 (herein, this “Supplemental Indenture”) have been duly authorized by a resolution or written consent adopted by the Board of Directors of the Company;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to set forth the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises of the purchase and acceptance of the Notes by the Holders thereof and the sum of one dollar duly paid to it by the Trustee at the execution of this Supplemental Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

ARTICLE ONE

RELATION TO INDENTURE; DEFINITIONS

SECTION 1.01. This Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 1.02. For all purposes of this Supplemental Indenture:

(a)	Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(b)	All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and

(c)	The terms “hereof,” “herein,” “hereby,” “hereto,” “hereunder” and “herewith” refer to this Supplemental Indenture.

ARTICLE TWO

4.75% SENIOR NOTES, SERIES DUE MARCH 21, 2028

SECTION 2.01. There shall be a series of Securities designated the “4.75% Senior Notes, Series due March 21, 2028.” The Notes due 2028 shall be limited to $350,000,000 aggregate principal amount except as provided in Section 2.08 hereof.

SECTION 2.02. Except as otherwise provided in Section 2.05 hereof, the principal amount of the Notes due 2028 shall be payable on the stated maturity date of March 21, 2028.

SECTION 2.03. The Notes due 2028 shall be dated their date of authentication as provided in the Indenture and shall bear interest from their date at the rate of 4.75% per annum, payable semi-annually on March 21 and September 21 of each year, commencing September 21, 2025. The Regular Record Dates with respect to such March 21 and September 21 interest payment dates shall be March 1 and September 1, respectively, immediately preceding such interest payment dates. Principal and interest shall be payable to the persons and in the manner provided in Sections 2.4 and 2.12 of the Indenture.

SECTION 2.04. The Notes due 2028 shall be payable at the corporate trust office of the Trustee and at the offices of such paying agents as the Company may appoint by Company Order in the future.

SECTION 2.05. Prior to February 21, 2028 (one month prior to the maturity date of the Notes due 2028) (the “2028 Par Call Date”), the Company may redeem the Notes due 2028 at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes due 2028 matured on the 2028 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) applicable to the Notes due 2028 plus 15 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes due 2028 to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the 2028 Par Call Date, the Company may redeem the Notes due 2028 at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes due 2028 being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date for the Notes due 2028, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2028 Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the 2028 Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2028 Par Call Date, as applicable. If there is no United States Treasury security maturing on the 2028 Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2028 Par Call Date, one with a maturity date preceding the 2028 Par Call Date and one with a maturity date following the 2028 Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2028 Par Call Date. If there are two or more United States Treasury securities maturing on the 2028 Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

The Notes due 2028 shall not be subject to any sinking fund.

SECTION 2.06. The Notes due 2028 shall be issued in fully registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

SECTION 2.07. The Notes due 2028 shall initially be in the form attached as Exhibit A hereto.

SECTION 2.08. The Notes due 2028 may be reopened and additional notes of the Notes due 2028 may be issued in excess of the limitation set forth in Section 2.01, provided that such additional notes will contain the same terms (including the maturity date and interest payment terms) as the other Notes due 2028, except for the price to the public, the issue date and, if applicable, the first interest accrual and payment dates. Any such additional Notes due 2028, together with the other Notes due 2028, shall constitute a single series for purposes of the Indenture and shall have the same CUSIP provided they are fungible for U.S. federal income tax purposes.

ARTICLE THREE

5.60% SENIOR NOTES, SERIES DUE APRIL 15, 2035

SECTION 3.01.There shall be a series of Securities designated the “5.60% Senior Notes, Series due April 15, 2035.” The Notes due 2035 shall be limited to $750,000,000 aggregate principal amount except as provided in Section 3.08 hereof.

SECTION 3.02. Except as otherwise provided in Section 3.05 hereof, the principal amount of the Notes due 2035 shall be payable on the stated maturity date of April 15, 2035.

SECTION 3.03. The Notes due 2035 shall be dated their date of authentication as provided in the Indenture and shall bear interest from their date at the rate of 5.60% per annum, payable semi-annually on April 15 and October 15 of each year, commencing October 15, 2025. The Regular Record Dates with respect to such April 15 and October 15 interest payment dates shall be April 1 and October 1, respectively, immediately preceding such interest payment dates. Principal and interest shall be payable to the persons and in the manner provided in Sections 2.4 and 2.12 of the Indenture.

SECTION 3.04. The Notes due 2035 shall be payable at the corporate trust office of the Trustee and at the offices of such paying agents as the Company may appoint by Company Order in the future.

SECTION 3.05. Prior to October 15, 2034 (six months prior to the maturity date of the Notes due 2035) (the “2035 Par Call Date”), the Company may redeem the Notes due 2035 at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes due 2035 matured on the 2035 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) applicable to the Notes due 2035 plus 25 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes due 2035 to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the 2035 Par Call Date, the Company may redeem the Notes due 2035 at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes due 2035 being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date for the Notes due 2035, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2035 Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the 2035 Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2035 Par Call Date, as applicable. If there is no United States Treasury security maturing on the 2035 Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2035 Par Call Date, one with a maturity date preceding the 2035 Par Call Date and one with a maturity date following the 2035 Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2035 Par Call Date. If there are two or more United States Treasury securities maturing on the 2035 Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

The Notes due 2035 shall not be subject to any sinking fund.

SECTION 3.06. The Notes due 2035 shall be issued in fully registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

SECTION 3.07. The Notes due 2035 shall initially be in the form attached as Exhibit B hereto.

SECTION 3.08. The Notes due 2035 may be reopened and additional notes of the Notes due 2035 may be issued in excess of the limitation set forth in Section 3.01, provided that such additional notes will contain the same terms (including the maturity date and interest payment terms) as the other Notes due 2035, except for the price to the public, the issue date and, if applicable, the first interest accrual and payment dates. Any such additional Notes due 2035, together with the other Notes due 2035, shall constitute a single series for purposes of the Indenture and shall have the same CUSIP provided they are fungible for U.S. federal income tax purposes.

ARTICLE FOUR

MISCELLANEOUS

SECTION 4.01. The recitals of fact herein and in the Notes (except the Trustee’s Certificates of Authentication) shall be taken as statements of the Company and shall not be construed as made by the Trustee.

SECTION 4.02. This Supplemental Indenture shall be construed in connection with and as a part of the Indenture.

SECTION 4.03.

(a)

If any provision of this Supplemental Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Indenture) by any of the provisions of Sections 310 to 317, inclusive, of said Act, such required provisions shall control.

(b)

In case any one or more of the provisions contained in this Supplemental Indenture or in the notes issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

SECTION 4.04. Whenever in this Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 4.05.

(a)

This Supplemental Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. This Supplemental Indenture (and any document executed in connection with this Supplemental Indenture) shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under any Signature Law due to the character or intended character of the writings.

(b)

The Table of Contents and the descriptive headings of the several Articles of this Supplemental Indenture were formulated, used and inserted in this Supplemental Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

SECTION 4.06. EACH OF THE PARTIES HERETO AND EACH HOLDER OF A NOTE BY ITS ACCEPTANCE THEREOF IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT IT OR THEY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

IN WITNESS WHEREOF, XCEL ENERGY INC. has caused this Supplemental Indenture to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor to COMPUTERSHARE TRUST COMPANY, N.A., as Trustee, has caused this Supplemental Indenture to be signed by an authorized officer as of this 21st day of March, 2025.

XCEL ENERGY INC.

By:	/s/ Todd Wehner
Name:	Todd Wehner
Title:	Vice President, Treasurer

ATTEST:

By:	/s/ Amy L. Schneider
Name:	Amy L. Schneider
Title:	Vice President, Corporate Secretary and Securities

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Joshua A. Hahn
Name:	Joshua A. Hahn
Title:	Vice President

[Signature Page to Supplemental Indenture No. 19]

EXHIBIT A

FORM OF

4.75% SENIOR NOTES, SERIES DUE MARCH 21, 2028

REGISTERED

THIS NOTE IS A GLOBAL SECURITY REGISTERED IN THE NAME OF THE DEPOSITORY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

XCEL ENERGY INC.

(Incorporated under the laws of the State of Minnesota)

4.75% SENIOR NOTE, SERIES DUE MARCH 21, 2028

CUSIP: 98389B BD1	NUMBER:

ORIGINAL ISSUE DATE(S): March 21, 2025	PRINCIPAL AMOUNT(S): $

INTEREST RATE: 4.75%	MATURITY DATE: March 21, 2028

XCEL ENERGY INC., a corporation of the State of Minnesota (the “Company”), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ___________ DOLLARS on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date (or if this Global Security has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 21 and September 21 in each year, commencing September 21, 2025, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Security is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 and September 1, as the case may be, next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Securityholders not more than fifteen days or fewer than ten days prior to such Special Record Date. On or before Noon, New York City time, or such other time as shall be agreed upon between the Trustee and the Depository, of the day on which such payment of interest is due on this Global Security (other than maturity), the Trustee shall pay to the Depository such interest in same day funds. On or before 11:30 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depository, of the day on which principal, interest payable at maturity and premium, if any, is due on this Global Security and following receipt of the necessary funds from the Company, the Trustee shall deposit with the Depository the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depository. As a condition to the payment, on the Maturity Date or upon redemption or acceleration, of any part of the principal and applicable premium of this Global Security, the Depository shall surrender, or cause to be surrendered, this Global Security to the Trustee, whereupon a new Global Security shall be issued to the Depository.

This Global Security is a global security in respect of a duly authorized issue of Senior Notes, Series due March 21, 2028 (the “Notes of this Series,” which term includes any Global Securities representing such Notes) of the Company issued and to be issued under an Indenture dated as of December 1, 2000 between the Company and U.S. Bank Trust Company, National Association, as successor to Computershare Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the “Indenture”). Under the Indenture, one or more series of Securities may be issued and, as used herein, the term “Securities” refers to the Notes of this Series and any other outstanding series of Securities. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Securityholders and of the terms upon which the Securities are and are to be authenticated and delivered. This Global Security has been issued in respect of the series designated on the first page hereof.

Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Security or Global Security issued upon transfer, exchange or substitution of such Security or Global Security shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Security or Global Security, as the case may be.

Prior to February 21, 2028 (one month prior to the maturity date of the Notes of this Series) (the “Par Call Date”), the Company may redeem the Notes of this Series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes of this Series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes of this Series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the Notes of this Series at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes of this Series being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

Notice of redemption will be given by mail to Holders of Notes of this Series not less than 10 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Security in part only, a new Global Security or Securities of like tenor and series for the unredeemed portion hereof will be issued in the name of the Securityholder hereof upon the surrender hereof.

Interest payments for this Global Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In any case where any Interest Payment Date or date on which the principal of this Global Security is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Security is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Security is required to be paid.

The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Securities (except for certain obligations including obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Securities on the dates such payments are due in accordance with the terms of the Securities.

If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Securityholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

As set forth in and subject to the provisions of the Indenture, no Holder of any Securities will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Securities, the Holders of not less than a majority in principal amount of the outstanding Securities affected by such Event of Default shall have made written request and offered to the Trustee such reasonable indemnity as it may require to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

No reference herein to the Indenture and to provisions of this Global Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Security at the times, places and rates and the coin or currency prescribed in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, this Global Security may be transferred only as permitted by the legend hereto.

If at any time the Depository for this Global Security notifies the Company that it is unwilling or unable to continue as Depository for this Global Security or if at any time the Depository for this Global Security shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to this Global Security. If a successor Depository for this Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company’s election to issue this Note in global form shall no longer be effective with respect to this Global Security and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for this Global Security, will authenticate and deliver individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Security.

The Company may at any time and in its sole discretion determine that all Notes of this Series (but not less than all) issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for such Global Security, shall authenticate and deliver, individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities in exchange for such Global Security or Securities.

Under certain circumstances specified in the Indenture, the Depository may be required to surrender any two or more Global Securities which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for such Global Securities, shall authenticate and deliver to, or at the direction of, the Depository a Global Security in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Securities surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

All terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

XCEL ENERGY INC.

By:
Name:
Title:	Vice President and Treasurer

ATTEST

By:
Name:
Title:	Secretary

TRUSTEE’S CERTIFICATE

OF AUTHENTICATION

This Note is one of the Securities of the series herein designated, described or provided for in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM--as tenants in common	UNIF GIFT MIN ACT-- _________ Custodian _______________
(Cust) (Minor)

TEN ENT--as tenants by the entireties	Under Uniform Gifts to Minors

JT TEN--as joint tenants with right of survivorship and not as tenants in common	State

Additional abbreviations may also be

used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within security and all rights thereunder, hereby irrevocably constituting and appointing ______________________ attorney to transfer said security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

EXHIBIT B

FORM OF

5.60% SENIOR NOTES, SERIES DUE APRIL 15, 2035

REGISTERED

THIS NOTE IS A GLOBAL SECURITY REGISTERED IN THE NAME OF THE DEPOSITORY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

XCEL ENERGY INC.

(Incorporated under the laws of the State of Minnesota)

5.60% SENIOR NOTE, SERIES DUE APRIL 15, 2035

CUSIP: 98389B BE9	NUMBER:

ORIGINAL ISSUE DATE(S): March 21, 2025	PRINCIPAL AMOUNT(S): $

INTEREST RATE: 5.60%	MATURITY DATE: April 15, 2035

XCEL ENERGY INC., a corporation of the State of Minnesota (the “Company”), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ___________ DOLLARS on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date (or if this Global Security has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing October 15, 2025, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Security is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 and October 1, as the case may be, next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Securityholders not more than fifteen days or fewer than ten days prior to such Special Record Date. On or before Noon, New York City time, or such other time as shall be agreed upon between the Trustee and the Depository, of the day on which such payment of interest is due on this Global Security (other than maturity), the Trustee shall pay to the Depository such interest in same day funds. On or before 11:30 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depository, of the day on which principal, interest payable at maturity and premium, if any, is due on this Global Security and following receipt of the necessary funds from the Company, the Trustee shall deposit with the Depository the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depository. As a condition to the payment, on the Maturity Date or upon redemption or acceleration, of any part of the principal and applicable premium of this Global Security, the Depository shall surrender, or cause to be surrendered, this Global Security to the Trustee, whereupon a new Global Security shall be issued to the Depository.

This Global Security is a global security in respect of a duly authorized issue of Senior Notes, Series due April 15, 2035 (the “Notes of this Series,” which term includes any Global Securities representing such Notes) of the Company issued and to be issued under an Indenture dated as of December 1, 2000 between the Company and U.S. Bank Trust Company, National Association, as successor to Computershare Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the “Indenture”). Under the Indenture, one or more series of Securities may be issued and, as used herein, the term “Securities” refers to the Notes of this Series and any other outstanding series of Securities. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Securityholders and of the terms upon which the Securities are and are to be authenticated and delivered. This Global Security has been issued in respect of the series designated on the first page hereof.

Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Security or Global Security issued upon transfer, exchange or substitution of such Security or Global Security shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Security or Global Security, as the case may be.

Prior to October 15, 2034 (six months prior to the maturity date of the Notes of this Series) (the “Par Call Date”), the Company may redeem the Notes of this Series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes of this Series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes of this Series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the Notes of this Series at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes of this Series being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

Notice of redemption will be given by mail to Holders of Notes of this Series not less than 10 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Security in part only, a new Global Security or Securities of like tenor and series for the unredeemed portion hereof will be issued in the name of the Securityholder hereof upon the surrender hereof.

Interest payments for this Global Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In any case where any Interest Payment Date or date on which the principal of this Global Security is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Security is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Security is required to be paid.

The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Securities (except for certain obligations including obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Securities on the dates such payments are due in accordance with the terms of the Securities.

If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Securityholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

As set forth in and subject to the provisions of the Indenture, no Holder of any Securities will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Securities, the Holders of not less than a majority in principal amount of the outstanding Securities affected by such Event of Default shall have made written request and offered to the Trustee such reasonable indemnity as it may require to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

No reference herein to the Indenture and to provisions of this Global Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Security at the times, places and rates and the coin or currency prescribed in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, this Global Security may be transferred only as permitted by the legend hereto.

If at any time the Depository for this Global Security notifies the Company that it is unwilling or unable to continue as Depository for this Global Security or if at any time the Depository for this Global Security shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to this Global Security. If a successor Depository for this Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company’s election to issue this Note in global form shall no longer be effective with respect to this Global Security and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for this Global Security, will authenticate and deliver individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Security.

The Company may at any time and in its sole discretion determine that all Notes of this Series (but not less than all) issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for such Global Security, shall authenticate and deliver, individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities in exchange for such Global Security or Securities.

Under certain circumstances specified in the Indenture, the Depository may be required to surrender any two or more Global Securities which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for such Global Securities, shall authenticate and deliver to, or at the direction of, the Depository a Global Security in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Securities surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

All terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

XCEL ENERGY INC.

By:
Name:
Title:	Vice President and Treasurer

ATTEST

By:
Name:
Title:	Secretary

TRUSTEE’S CERTIFICATE

OF AUTHENTICATION

This Note is one of the Securities of the series herein designated, described or provided for in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM--as tenants in common	UNIF GIFT MIN ACT-- _________ Custodian _______________
(Cust) (Minor)

TEN ENT--as tenants by the entireties	Under Uniform Gifts to Minors

JT TEN--as joint tenants with right of survivorship and not as tenants in common	State

Additional abbreviations may also be

used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within security and all rights thereunder, hereby irrevocably constituting and appointing ______________________ attorney to transfer said security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

B-8